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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2004

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                                CSB BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)



              Ohio                   0-21714                     34-1687530
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



6 West Jackson Street, P.O. Box 232, Millersburg, Ohio                44654
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      (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (330) 674-9015
                                                          ---------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibit is being furnished herewith:

         Exhibit No.      Exhibit Description
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         99.1             Quarterly Report for CSB Bancorp, Inc. for the quarter
                          ended June 30, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 19, 2004, CSB Bancorp, Inc. released to shareholders its Quarterly Report for the quarter ended June 30, 2004. The text of the report is attached as Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CSB BANCORP, INC.

                                       By:  /s/ A. Lee Miller
                                            ------------------------------
                                             A. Lee Miller
                                             Senior Vice President and
                                             Chief Financial Officer


Date:  July 19, 2004








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                                  EXHIBIT INDEX

Exhibit Number             Exhibit Description
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     99.1                  Quarterly Report of CSB Bancorp, Inc. for the quarter
                           ended June 30, 2004.